NATIXIS FUNDS

Supplement dated July 1, 2014 to the Natixis Funds Statement of Additional Information dated April 1, 2014, as may be revised or supplemented from time to time, for the following funds:

Gateway International Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund
Loomis Sayles Capital Income Fund	Vaughan Nelson Select Fund
Loomis Sayles Emerging Markets Opportunities Fund

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Effective July 1, 2014, Loomis, Sayles & Company, L.P., has given a binding contractual undertaking to the Loomis Sayles Senior Floating Rate and Fixed Income Fund (“Senior Floating Rate and Fixed Income Fund”) to limit the amount of the Senior Floating Rate and Fixed Income Fund’s total annual fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses) to 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Class A, C, and Y shares, respectively. This undertaking is in effect through March 31, 2016. Accordingly, the table regarding expense limits in the sub-section “Advisory Fees” in the section “Fund Charges and Expenses” is amended for the Senior Floating Rate and Fixed Income Fund as follows:

Fund	Expense Limit	Date of Undertaking

Senior Floating Rate and Fixed Income Fund		July 1, 2014

Class A	1.05%
Class C	1.80%
Class Y	0.80%

ALL FUNDS

Effective immediately, the following disclosure within the section “Net Asset Value” is hereby amended and restated as follows:

•	Options — domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Option contracts on domestic indices shall be priced at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange. Option contracts on international indices shall be priced at the most recent settlement price. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. FLexible EXchange® Options (“FLEX Options”) on exchange-traded funds (“ETFs”) are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) international index options are valued at the most recent settlement prices supplied by an independent pricing service as of the close of the local market. Swaptions, OTC currency options and OTC options on ETFs are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Other OTC options contracts (including international index options, swaptions, currency options and options on ETFs not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.